SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2004

METRO-GOLDWYN-MAYER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13481	95-4605850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10250 Constellation Boulevard, Los Angeles, CA 90067-6241

(Address of Principal Executive Offices) (Zip Code)

(310) 449-3000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report.)

Item 7.      Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99	Press release dated April 29, 2004.

Item 12.      Disclosure of Results of Operations and Financial Condition

This current report on Form 8-K is being furnished to disclose the press release issued by the Registrant on April 29, 2004. The purpose of the press release, furnished as Exhibit 99, was to announce the Registrant’s financial results for the period ended March 31, 2004. The information in this Form 8-K and Exhibit 99 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO-GOLDWYN-MAYER INC.

Date: April 29, 2004	By:	/s/ Jay Rakow
	Name: Title:	Jay Rakow Senior Executive Vice President and General Counsel